UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
 ____________________________
CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: May 1, 2020
(Date of earliest event reported)
 _____________________________________
NAUTILUS, INC.
(Exact name of registrant as specified in its charter)
  _______________________________________

Washington	001-31321	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17750 S.E. 6th Way Vancouver, Washington 98683
(Address of principal executive offices and zip code)

(360) 859-2900
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
_______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	NLS	New York Stock Exchange

NAUTILUS, INC.
FORM 8-K

Item 5.07	Submission of Matters to a Vote of Security Holders.

Nautilus, Inc. (the "Company") held via webcast its 2020 Annual Meeting of Shareholders on May 1, 2020 (the "Annual Meeting"). At the Annual Meeting, the Company’s shareholders voted on four proposals, each of which is described in more detail in the Company's definitive proxy statement with the U.S. Securities and Exchange Commission on March 30, 2020 (the "Proxy Statement").

The matters described below were voted on at the Annual Meeting and the number of votes cast with respect to each matter was as indicated.

1. To elect a Board of Directors, consisting of six (6) members, to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified.

Nominee	Shares For	Shares Withheld	Broker Non-Votes
James Barr, IV	11,825,686	802,193	9,374,008
Richard A. Horn	11,488,563	1,139,316	9,374,008
M. Carl Johnson, III	11,622,120	1,005,759	9,374,008
Patricia M. Ross	11,656,392	971,487	9,374,008
Anne G. Saunders	11,493,666	1,134,213	9,374,008
Marvin G. Siegert	11,496,809	1,131,070	9,374,008

2. To approve the compensation of the named executive officers in a non-binding, advisory vote, as reported in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,419,032	811,790	397,057	9,374,008

3. To ratify the Audit Committee's appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020.

Votes For	Votes Against	Abstentions
21,895,598	80,616	25,673

4. To approve the amendment and restatement of the Nautilus, Inc. 2015 Long-Term Incentive Plan, as amended (the "Plan"). The Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,647,118	1,583,865	396,896	9,374,008

Item 9.01	Financial Statements and Exhibits
(d) Exhibits
The following exhibit is furnished herewith and this list is intended to constitute the exhibit index:

10.1	Nautilus, Inc. 2015 Long-Term Incentive Plan, as amended.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAUTILUS, INC.
(Registrant)

May 4, 2020	By:	/s/ Aina E. Konold
Date		Aina E. Konold
Chief Financial Officer (Principal Financial and Accounting Officer)